                                         [JANUS LOGO]
                                         [JANUS LOGO]

                   Janus Aspen Series

                              PROSPECTUS
                              MAY 1, 1999
                              High-Yield Portfolio

                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]

                Janus Aspen Series consists of eleven mutual funds (the "Portfolios"), one of which is described in this prospectus. Each Portfolio currently offers two classes of shares. The Institutional Shares, (the "Shares"), are sold under the name of "Janus Aspen Series" and are offered by this prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts, as well as certain qualified retirement plans.

                Janus Aspen Series sells and redeems its Shares at net asset value without sales charges, commissions or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

                This prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio.

                                                              Table of contents

                RISK/RETURN SUMMARY
                   High-Yield Portfolio.....................................    2
                   Fees and expenses........................................    4
                INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   High-Yield Portfolio.....................................    5
                   General portfolio policies...............................    6
                   Risks for High-Yield Portfolio...........................    8
                MANAGEMENT OF THE PORTFOLIOS
                   Investment adviser.......................................   11
                   Management expenses and expense limits...................   11
                   Investment personnel.....................................   12
                OTHER INFORMATION...........................................   13
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   14
                   Taxes....................................................   14
                SHAREHOLDER'S GUIDE
                   Purchases................................................   15
                   Redemptions..............................................   15
                   Shareholder communications...............................   16
                FINANCIAL HIGHLIGHTS........................................   17
                GLOSSARY
                   Glossary of investment terms.............................   18
                RATING CATEGORIES
                   Explanation of rating categories.........................   22


                                                            Table of contents  1

Risk return summary

HIGH-YIELD PORTFOLIO

          High-Yield Portfolio is designed for long-term investors who primarily seek current income.

1. WHAT IS THE INVESTMENT OBJECTIVE OF HIGH-YIELD PORTFOLIO?

--------------------------------------------------------------------------------

          - HIGH-YIELD PORTFOLIO seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.

          The Trustees may change this objective without a shareholder vote and the Portfolio will notify you of any changes that are material. If there is a material change to the Portfolio's objective or policies, you should consider whether it remains an appropriate investment for you. There is no guarantee that the Portfolio will meet its objective.

2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF HIGH-YIELD PORTFOLIO?

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks mostly for income-producing securities that meet his investment criteria one at a time. If the portfolio manager is unable to find such investments, the Portfolio's assets may be in cash or similar investments.

          High-Yield Portfolio normally invests at least 65% of its assets in high-yield/high-risk fixed-income securities, and may at times invest all of its assets in these securities.

3. WHAT ARE THE MAIN RISKS OF INVESTING IN HIGH-YIELD PORTFOLIO?

          Although High-Yield Portfolio may be less volatile than funds that invest most of their assets in common stocks, the Portfolio's returns and yields will vary, and you could lose money.

          The Portfolio invests in a variety of fixed-income securities. A fundamental risk is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Portfolio's NAV will likewise decrease. Another fundamental risk associated with fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

          High-Yield Portfolio may invest an unlimited amount of its assets in high-yield/high-risk securities, also known as "junk" bonds which may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These securities generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of High-Yield Portfolio may vary significantly, depending upon its holdings of junk bonds.

          An investment in this Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 2 Janus Aspen Series

          The following information provides some indication of the risks of investing in High-Yield Portfolio by showing how High-Yield Portfolio's performance has varied over time. The bar chart depicts the change in performance from year-to-year during the period indicated, but does not include charges and expenses attributable to any insurance product which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Shares of the Portfolio for the periods indicated to a broad-based securities market index.

           HIGH-YIELD PORTFOLIO - INSTITUTIONAL SHARES

                 ANNUAL RETURNS FOR PERIODS ENDED 12/31

                 A BAR CHART showing Total Annual Returns for High-Yield Portfolio - Institutional Shares from 1997 through 1998:

                                                           1997       1998
                                                           ----       ----
                                                           15.98%    1.26%

                 Each percentage is represented by a bar of proportionate size with the actual return printed above the bar.

                 Best Quarter  1st-1998 5.52%    Worst Quarter  3rd-1998 (6.07%)



                          Average annual total return for periods ended 12/31/98
                          ------------------------------------------------------

                                                                                           Since Inception
                                                                                 1 year       (5/1/96)
                High-Yield Portfolio - Institutional Shares                      1.26%         10.97%
                Lehman Brothers High-Yield Bond Index*                           1.60%          7.15%
                                                                             ------------------------------

           * Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, noninvestment grade debt.

          High-Yield Portfolio's past performance does not necessarily indicate how it will perform in the future.

                                                          Risk return summary  3

FEES AND EXPENSES

          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Portfolio. However, each variable insurance contract involves fees and expenses not described in this prospectus. See the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

          ANNUAL FUND OPERATING EXPENSES are paid out of the Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

          This table and example are designed to assist participants in qualified plans that invest in the Shares of the Portfolio in understanding the fees and expenses that you may pay as an investor in the Shares. The information shown is based upon gross expenses (without the effect of expense offset arrangements) for the fiscal year ended December 31, 1998. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT.

                                                         Total Annual Fund                              Total Annual Fund
                                                         Operating Expenses                             Operating Expenses
                               Management      Other       Without Waivers             Total                With Waivers
                                   Fee        Expenses     or Reductions*     Waivers and Reductions       or Reductions*
--------------------------------------------------------------------------------------------------------------------------
 High-Yield Portfolio           0.75%          1.36%          2.11%                  1.11%                  1.00%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   * All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses.
     Janus Capital has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement.
--------------------------------------------------------------------------------

   EXAMPLE:
   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS OR REDUCTIONS. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                  1 Year     3 Years    5 Years    10 Years
                                                                  -----------------------------------------
    High-Yield Portfolio                                           $214       $661      $1,134      $2,441

 4 Janus Aspen Series

                                     Investment objective, principal investment
                                                strategies and risks

          High-Yield Portfolio has a similar investment objective and similar principal investment strategies to Janus High-Yield Fund. Although it is anticipated that the Portfolio and Janus High-Yield Fund will hold similar securities, differences in asset size, cash flow needs and other factors may result in differences in investment performance. The expenses of the Portfolio and Janus High-Yield Fund are expected to differ. The variable contract owner will also bear various insurance related costs at the insurance company level. You should review the accompanying separate account prospectus for a summary of fees and expenses.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

          This section takes a closer look at the investment objective of High-Yield Portfolio, its principal investment strategies and certain risks of investing in High-Yield Portfolio. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

          Please carefully review the "Risks" section of this Prospectus on pages 8-10 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

          In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio manager applies a "bottom up" approach in choosing investments. In other words, he looks mostly for income-producing securities that meet his investment criteria one at a time. If the portfolio manager is unable to find such investments, much of the Portfolio's assets may be in cash or similar investments.

          High-Yield Portfolio seeks to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. It pursues its objectives by normally investing 65% of its assets in high-yield/high-risk fixed-income securities, and may at times invest all of its assets in these securities.

The following questions and answers are designed to help you better understand High-Yield Portfolio's principal investment strategies.

1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

          Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. A bond fund's average-weighted effective maturity and its duration are measures of how the fund may react to interest rate changes.

2. HOW DOES HIGH-YIELD PORTFOLIO MANAGE INTEREST RATE RISK?

          High-Yield Portfolio may vary the average-weighted effective maturity of its assets to reflect the portfolio manager's analysis of interest rate trends and other factors. The Portfolio's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Portfolio may also use futures, options and other derivatives to manage interest rate risks.

3. WHAT IS MEANT BY THE PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

          The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date

              Investment objective, principal investment strategies and risks 5 due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Dollar-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

4. WHAT IS MEANT BY THE PORTFOLIO'S "DURATION"?

          A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Portfolio's duration is usually shorter than its average maturity.

5. WHAT IS A HIGH-YIELD/HIGH-RISK SECURITY?

          A high-yield/high-risk security (also called a "junk" bond) is a debt security rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

GENERAL PORTFOLIO POLICIES

          Unless otherwise stated, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if the Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

          CASH POSITION
          When the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after the portfolio manager has committed available assets to desirable investment opportunities. However, the portfolio manager may also temporarily increase the Portfolio's cash position to protect its assets or maintain liquidity.

          When the Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested in stocks or bonds.

OTHER TYPES OF INVESTMENTS

          High-Yield Portfolio invests primarily in fixed-income securities which may include corporate bonds and notes, government securities, preferred stock, high-yield/high-risk fixed-income securities and municipal obligations. The Portfolio may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:

          - common stocks

          - mortgage- and asset-backed securities

          - zero coupon, pay-in-kind and step coupon securities

 6 Janus Aspen Series

          - options, futures, forwards and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return

          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS
          The Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolio's Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

          FOREIGN SECURITIES
          The Portfolio may invest without limit in foreign equity and debt securities. The Portfolio may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

          SPECIAL SITUATIONS
          The Portfolio may invest in special situations. A special situation arises when, in the opinion of the Portfolio's manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER
          The Portfolio generally intends to purchase securities for long-term investment although, to a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in the Portfolio's holdings whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.

              Investment objective, principal investment strategies and risks  7

RISKS FOR HIGH-YIELD PORTFOLIO

          Because the Portfolio invests substantially all of its assets in fixed-income securities, it is subject to risks such as credit or default risks, and decreased value due to interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.

The following questions and answers are designed to help you better understand some of the risks of investing in the High-Yield Portfolio.

1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

          Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

2. HOW IS CREDIT QUALITY MEASURED?

          Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to "Explanation of Rating Categories" on page 22 for a description of rating categories.

 8 Janus Aspen Series

3. HOW COULD THE PORTFOLIO'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS PERFORMANCE?

          The Portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Portfolio's performance may depend on issues other than the performance of a particular company. These issues include:

          - CURRENCY RISK. As long as the Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Portfolio sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Portfolio's assets from that country.

          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

4. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK SECURITIES?

          High-yield/high-risk securities (or "junk" bonds) are securities rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality securities generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade debt securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.

          The junk bond market can experience sudden and sharp price swings. Because High-Yield Portfolio may invest a significant portion of its assets in high-yield/high-risk securities, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

          Please refer to "Explanation of Rating Categories" on page 22 for a description of bond rating categories.

              Investment objective, principal investment strategies and risks  9

5. HOW DOES THE PORTFOLIO TRY TO REDUCE RISK?

          The Portfolio may use futures, options and other derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio manager believes the use of these instruments will benefit the Portfolio. However, the Portfolio's performance could be worse than if the Portfolio had not used such instruments if the portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.

6. I'VE HEARD A LOT ABOUT HOW THE CHANGE TO THE YEAR 2000 COULD AFFECT COMPUTER SYSTEMS. DOES THIS CREATE ANY SPECIAL RISKS?

          The portfolio manager carefully researches each potential investment before making an investment decision and, among other things, considers Year 2000 readiness when selecting portfolio holdings. However, there is no guarantee that the information the portfolio manager receives regarding a company's Year 2000 readiness is completely accurate. If a company has not satisfactorily addressed Year 2000 issues, the Portfolio's performance could suffer.

 10 Janus Aspen Series

                                                     Management of the portfolio

INVESTMENT ADVISER

          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to the Portfolio and is responsible for the day-to-day management of the investment portfolio and other business affairs of the Portfolio.

          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

          Janus Capital furnishes continuous advice and recommendations concerning the Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolio, and may be reimbursed by the Portfolio for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Portfolio and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.

          Participating insurance companies that purchase the Portfolio's shares may perform certain administrative services relating to the Portfolio and Janus Capital or the Portfolio may pay those companies for such services.

MANAGEMENT EXPENSES AND EXPENSE LIMITS

          The Portfolio pays Janus Capital a management fee which is calculated daily. The advisory agreement with the Portfolio spells out the management fee and other expenses that the Portfolio must pay. The Portfolio is subject to the following management fee schedule (expressed as an annual rate). In addition, the Shares of the Portfolio incur expenses not assumed by Janus Capital, including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.

                                                          Average Daily
                                                           Net Assets         Annual Rate      Expense Limit
Fee Schedule                                               of Portfolio       Percentage (%)    Percentage (%)
--------------------------------------------------------------------------------------------------------------
     High-Yield Portfolio                               First $300 Million        0.75           1.00(1)
                                                        Over $300 Million         0.65
--------------------------------------------------------------------------------------------------------------

(1) Janus Capital has agreed to limit the Portfolio's expenses as indicated until at least the next annual renewal of the advisory contracts.

                                                 Management of the portfolio  11

INVESTMENT PERSONNEL

PORTFOLIO MANAGER

SANDY R. RUFENACHT
--------------------------------------------------------------------------------
            is Executive Vice President and portfolio manager of High-Yield Portfolio, which he has managed or co-managed since October 1996.
            He previously co-managed Flexible Income Portfolio from January
            1997 to May 1998. Mr. Rufenacht joined Janus Capital in 1990 and has managed Janus Short-Term Bond Fund since January 1996. He is also the portfolio manager of Janus High-Yield Fund. He previously co-managed Janus Flexible Income Fund from June 1996 to February 1998. He holds a Bachelor of Arts in Business from the University of Northern Colorado.

 12 Janus Aspen Series

                                                               Other information

          CLASSES OF SHARES

          The Portfolio currently offers two classes of Shares, one of which, the Institutional Shares, are offered pursuant to this prospectus and are sold under the name Janus Aspen Series. The Shares offered by this Prospectus are available only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Retirement Shares of the Portfolio are offered by separate prospectus and are available only to qualified plans using plan service providers that are compensated for providing distribution and/or recordkeeping and other administrative services. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Retirement Shares, please call 1-800-525-0020.

          CONFLICTS OF INTEREST

          The Shares offered by this prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Retirement Shares of the Portfolio (offered through a separate prospectus) are available to certain qualified plans. Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in order to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict occurs, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another Portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Trustees may refuse to sell Shares of the Portfolio to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of the Portfolio's shareholders. It is possible that a qualified plan investing in the Retirement Shares of the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Shares. Janus Capital intends to monitor such qualified plans and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Retirement Shares to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

          YEAR 2000

          Preparing for Year 2000 is a high priority for Janus Capital, which has established a dedicated group to address this issue. Janus Capital has devoted considerable internal resources and has engaged one of the foremost experts in the field to help achieve Year 2000 readiness. Janus Capital does not anticipate that Year 2000-related issues will have a material impact on its ability to continue to provide the Portfolio with service at current levels; however, Janus Capital cannot make any assurances that the steps it has taken to ensure Year 2000 readiness will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Portfolio invests or worldwide markets and economies.

                                                           Other information  13

Distributions and taxes

DISTRIBUTIONS

          To avoid taxation of the Portfolio, the Internal Revenue Code requires the Portfolio to distribute net income and any net gains realized on its investments annually. The Portfolio's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

          Each class of the Portfolio makes semi-annual distributions in June and December of substantially all of its investment income and an annual distribution in June of its net realized gains, if any. All dividends and capital gains distributions from Shares of the Portfolio will automatically be reinvested into additional Shares of the Portfolio.

          HOW DISTRIBUTIONS AFFECT NAV

          Distributions are paid to shareholders as of the record date of the distribution of the Portfolio, regardless of how long the shares have been held. Undistributed income and realized gains are included in the daily NAV of the Portfolio's Shares. The Share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Shares of High-Yield Portfolio declared a dividend in the amount of $0.25 per share. If the price of High-Yield Portfolio's Shares was $10.00 on December 30, the share price on December 31 would be $9.75, barring market fluctuations.

TAXES

          TAXES ON DISTRIBUTIONS

          Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or capital gains distributions made by the Shares of the Portfolio will be exempt from current taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

          TAXATION OF THE PORTFOLIO

          Dividends, interest and some gains received by the Portfolio on foreign securities may be subject to withholding of foreign taxes. The Portfolio may from year to year make the election permitted under
          Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio which will reduce its investment income.

          The Portfolio does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. In addition, the Portfolio intends to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

 14 Janus Aspen Series

                                                             Shareholder's guide

          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE PORTFOLIO DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH VARIABLE INSURANCE CONTRACTS OFFERED BY THE SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES OR THROUGH QUALIFIED RETIREMENT PLANS. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT THE PORTFOLIO AS AN INVESTMENT OPTION FOR A CONTRACT OR A QUALIFIED PLAN.

PRICING OF PORTFOLIO SHARES

          Investments will be processed at the NAV next determined after an order is received and accepted by the Portfolio or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

          To the extent the Portfolio holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.

PURCHASES

          Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of the Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.

          The Portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of the Portfolio. Although there is no present intention to do so, the Portfolio may discontinue sales of its shares if management and the Trustees believe that continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of the Portfolio's Shares are discontinued, it is expected that existing policy owners and plan participants invested in the Portfolio would be permitted to continue to authorize investment in the Portfolio and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

REDEMPTIONS

          Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

          Shares of the Portfolio may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Portfolio or its agent. Redemption proceeds will normally be wired to the participating insurance company the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.

                                                         Shareholder's guide  15

SHAREHOLDER COMMUNICATIONS

          Shareholders will receive annual and semiannual reports including the financial statements of the Shares of the Portfolio. Each report will show the investments owned by the Portfolio and the market values thereof, as well as other information about the Portfolio and its operations. The Trust's fiscal year ends December 31.

 16 Janus Aspen Series

                                                            Financial highlights

          The financial highlights table is intended to help you understand the Institutional Shares' financial performance for the life of the Portfolio. Items 1 through 9 reflect financial results for a single Share. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolio (assuming reinvestment of all dividends and distributions) but does not include charges and expenses attributable to any insurance product. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements, is included in the Annual Report, which is available upon request and incorporated by reference into the SAI.

HIGH-YIELD PORTFOLIO - INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------
                                                                   Periods ending December 31
                                                                  1998        1997      1996(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                        $11.78      $10.83      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                         0.87        0.70        0.43
  3. Net gains or losses on securities (both realized and
     unrealized)                                                 (0.70)        0.99        0.80
  4. Total from investment operations                              0.17        1.69        1.23
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                      (0.89)      (0.68)      (0.40)
  6. Tax return of capital distributions                             --          --          --
  7. Distributions (from capital gains)                          (0.05)      (0.06)          --
  8. Distributions (in excess of realized gains)                 (0.16)          --          --
  9. Total distributions                                         (1.10)      (0.74)      (0.40)
 10. NET ASSET VALUE, END OF PERIOD                              $10.85      $11.78      $10.83
 11. Total return*                                                1.26%      15.98%      12.40%
 12. Net assets, end of period (in thousands)                    $2,977      $2,914        $783
 13. Average net assets for the period (in thousands)            $3,281      $1,565        $459
 14. Ratio of gross expenses to average net assets**              1.00%(4)    1.00%(3)     1.01(2)
 15. Ratio of net expenses to average net assets**                1.00%       1.00%       1.00%
 16. Ratio of net investment income to average net assets**       7.76%       7.98%       5.74%
 17. Portfolio turnover rate**                                     301%        299%        301%
------------------------------------------------------------------------------------------------

 *  Total return not annualized for periods of less than one full year.
**  Annualized for periods of less than one full year.
(1) May 1, 1996 (inception) through December 31, 1996.
(2) The ratio was 6.29% before waiver of certain fees incurred by the Portfolio.
(3) The ratio was 3.27% before waiver of certain fees incurred by the Portfolio.
(4) The ratio was 2.11% before waiver of certain fees incurred by the Portfolio.

                                                        Financial highlights  17

Glossary of investment terms

          This glossary provides a more detailed description of some of the types of securities and other instruments in which the Portfolio may invest. The Portfolio may invest in these instruments to the extent permitted by its investment objectives and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

          HIGH-YIELD/HIGH-RISK SECURITIES are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."

          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, the portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive

 18 Janus Aspen Series
          income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that the Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

          REPURCHASE AGREEMENTS involve the purchase of a security by the Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by the Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

          STANDBY COMMITMENTS are obligations purchased by the Portfolio from a dealer that give the Portfolio the option to sell a security to the dealer at a specified price.

          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

                                                Glossary of investment terms  19

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolio does not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset

 20 Janus Aspen Series
          mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolio may purchase and write put and call options on securities, securities indices and foreign currencies.

                                                Glossary of investment terms  21

Explanation of rating categories

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                             BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                             outweighed by large uncertainties or major risk exposure to adverse conditions.
                D........................... In default.

 22 Janus Aspen Series

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                                            Explanation of rating categories  23

SECURITIES HOLDINGS BY RATING CATEGORY

          During the fiscal period ended December 31, 1998, the percentage of securities holdings for High-Yield Portfolio by rating category based upon a weighted monthly average was:

                HIGH-YIELD PORTFOLIO
                ----------------------------------------------------------------------------------------
                    BONDS-S&P RATING:
                 AAA                                                                        3%
                 AA                                                                         0%
                 A                                                                          0%
                 BBB                                                                        1%
                 BB                                                                         2%
                 B                                                                         60%
                 CCC                                                                        2%
                 CC                                                                         0%
                 C                                                                          0%
                 Preferred Stock                                                            3%
                 Cash and Options                                                          29%
                 TOTAL                                                                    100%
                ----------------------------------------------------------------------------------------

 24 Janus Aspen Series

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                                            Explanation of rating categories  25

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 26 Janus Aspen Series

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

[JANUS LOGO]
        1-800-29JANUS
        100 Fillmore Street
        Denver, Colorado 80206-4928
        janus.com

You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting your insurance company or plan sponsor or visiting our Web site at janus.com. In the Portfolio's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. Other information is also available from financial intermediaries that sell Shares of the Portfolio.

The Statement of Additional Information provides detailed information about the Portfolio and is incorporated into this Prospectus by reference. You may review the Portfolio's Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-7736